Exhibit 10.48

AMENDMENT TO PARSONS CORPORATION INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD

This Amendment to Parsons Corporation Incentive Award Plan Restricted Stock Unit Award (“Amendment”) is made effective as of July 19, 2021, by and between Parsons Corporation (“Company”), and David Spille (“Employee”).

WHEREAS, the Company and Employee are parties to that certain Parsons Corporation Incentive Award Plan Restricted Stock Unit Award dated as of March 5, 2020 (the “Award”);

WHEREAS, the Company and Employee are parties to that certain Parsons Corporation Change in Control Severance Agreement (“CIC Agreement”), which was amended as of July 19, 2021;

WHEREAS, the Company and Employee desire to amend the Award to incorporate and reflect any amendments to the CIC Agreement;

The parties agree as follows:

1. Paragraph 2 of Exhibit B is hereby restated as follows:

Accelerated Vesting.  In the event of Participant’s death or Disability, Participant will vest in such number of RSUs as is determined by multiplying (a) the number of RSUs scheduled to vest on the next occurring annual vesting date, by (b) (i) the number of months that have elapsed since the previous annual vesting date (or if no annual vesting date has yet occurred, since the Grant Date), divided by (ii) 12.  Partial months shall be rounded up to the next whole calendar month for purposes of the numerator in this calculation.  In the event the calculation results in a fractional RSU, any fractional RSU will be rounded up to the nearest whole RSU.

The Award shall also be eligible for accelerated vesting as provided in Section 12.2 of the Plan.   Notwithstanding the foregoing, and notwithstanding anything to the contrary contained in the Plan, in the event of a Change in Control, if Participant is a party to a Change in Control Severance Agreement with the Company at the time of such Change in Control, and a Qualifying Termination Event has occurred, as defined in the Participant’s Change in Control Severance Agreement, the RSUs shall accelerate, vest and be settled in full immediately prior to such Change in Control.”

For purposes of this Award, “Disability” means Participant (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company or its Subsidiaries.

Notwithstanding anything to the contrary contained herein, in the event of Participant’s Termination of Service due to Retirement, Participant will remain eligible to vest in and receive on the Payment Date the total number of RSUs set forth in the Grant Notice. For purposes of

Exhibit 10.48

this Award, "Retirement" means Participant’s voluntary Termination of Service after having attained age 62, with 10 years of completed service.

2. Miscellaneous. The Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with the terms and conditions thereof. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. In the event of any conflict between the original terms of the Agreement and this Amendment, the terms of this Amendment shall prevail.

THE PARTIES TO THIS AMENDMENT HAVE READ THE FOREGOING AMENDMENT AND FULLY UNDERSTAND EACH AND EVERY PROVISION CONTAINED HEREIN. WHEREFORE, THE PARTIES HAVE EXECUTED THIS AMENDMENT ON THE DATES SHOWN BELOW.

Dated: ____________________	EMPLOYEE By:_______________________________________ David Spille
Dated: January 26, 2022	PARSONS CORPORATION Susan Balaguer Chief Human Resources Officer

Exhibit 10.48

AMENDMENT TO PARSONS CORPORATION INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD

This Amendment to Parsons Corporation Incentive Award Plan Restricted Stock Unit Award (“Amendment”) is made effective as of July 19, 2021, by and between Parsons Corporation (“Company”), and David Spille (“Employee”).

WHEREAS, the Company and Employee are parties to that certain Parsons Corporation Incentive Award Plan Restricted Stock Unit Award dated as of March 1, 2021 (the “Award”);

WHEREAS, the Company and Employee are parties to that certain Parsons Corporation Change in Control Severance Agreement (“CIC Agreement”), which was amended as of July 19, 2021;

WHEREAS, the Company and Employee desire to amend the Award to incorporate and reflect any amendments to the CIC Agreement;

The parties agree as follows:

1. Paragraph 2 of Exhibit B is hereby restated as follows:

Accelerated Vesting.  In the event of Participant’s death or Disability, Participant will vest in such number of RSUs as is determined by multiplying (a) the number of RSUs scheduled to vest on the next occurring annual vesting date, by (b) (i) the number of months that have elapsed since the previous annual vesting date (or if no annual vesting date has yet occurred, since the Grant Date), divided by (ii) 12.  Partial months shall be rounded up to the next whole calendar month for purposes of the numerator in this calculation.  In the event the calculation results in a fractional RSU, any fractional RSU will be rounded up to the nearest whole RSU.

The Award shall also be eligible for accelerated vesting as provided in Section 12.2 of the Plan.   Notwithstanding the foregoing, and notwithstanding anything to the contrary contained in the Plan, in the event of a Change in Control, if Participant is a party to a Change in Control Severance Agreement with the Company at the time of such Change in Control, and a Qualifying Termination Event has occurred, as defined in the Participant’s Change in Control Severance Agreement, the RSUs shall accelerate, vest and be settled in full immediately prior to such Change in Control.”

For purposes of this Award, “Disability” means Participant (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company or its Subsidiaries.

Notwithstanding anything to the contrary contained herein, in the event of Participant’s Termination of Service due to Retirement, Participant will remain eligible to vest in and receive on the Payment Date the total number of RSUs set forth in the Grant Notice. For purposes of

Exhibit 10.48

this Award, "Retirement" means Participant’s voluntary Termination of Service after having attained age 62, with 10 years of completed service.

2. Miscellaneous. The Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with the terms and conditions thereof. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. In the event of any conflict between the original terms of the Agreement and this Amendment, the terms of this Amendment shall prevail.

THE PARTIES TO THIS AMENDMENT HAVE READ THE FOREGOING AMENDMENT AND FULLY UNDERSTAND EACH AND EVERY PROVISION CONTAINED HEREIN. WHEREFORE, THE PARTIES HAVE EXECUTED THIS AMENDMENT ON THE DATES SHOWN BELOW.

Dated: _____________________	EMPLOYEE By:_______________________________________ David Spille
Dated: January 26, 2022	PARSONS CORPORATION Susan Balaguer Chief Human Resources Officer